SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 29, 2000
                                                 -------------------------------


                         Duck Head Apparel Company, Inc.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Georgia
                              --------------------
                          (State of Other Jurisdiction
                                of Incorporation)

         1-15585                                         58-2510086
---------------------------                     ---------------------------
(Commission File Number)                       (IRS Employer Identification No.)


1020 Barrow Industrial Parkway, Winder, Georgia                          30680
-----------------------------------------------                          -----
  (Address of Principal Executive Offices)                            (Zip Code)

                                 (770) 867-3111
                         -----------------------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                       ----------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)


                                   Copies to:
                       Eric B. Amstutz and Eric K. Graben
                     Wyche, Burgess, Freeman & Parham, P.A.
                         44 East Camperdown Way (29601)
                                  P.O. Box 728
                            Greenville, SC 29602-0728
                                 (864) 242-8200

ITEM 5.  OTHER EVENTS.

           On November 29, 2000, the Shareholder Rights Agreement dated January 27, 2000 by and between the Company and First Union National Bank, as rights agent (the "Rights Agreement"), was amended to change the Final Expiration Date (as defined in the Rights Agreement) from January 20, 2010 to March 31, 2001. The Rights Agreement and the Rights, as defined in the Rights Agreement, are commonly referred to as a "poison pill." The effect of the amendment is that the Rights issued pursuant to the Rights Agreement will cease to be exercisable after March 31, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired:  Not Applicable.

(b)      Pro forma financial information:            Not Applicable.

(c)      Exhibits.

         4.3.1 Amendment No. 1 dated November 29, 2000 to Shareholder Rights Agreement, dated as of January 27, 2000, between the Company and First Union National Bank, as Rights Agent.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DUCK HEAD APPAREL COMPANY, INC.


Date: November 29, 2000                     By: /s/ K. Scott Grassmyer
                                                -------------------------------
                                                K. Scott Grassmyer
                                                Senior Vice President
                                                & Chief Financial Officer

                                                                   Exhibit 4.3.1


                                 AMENDMENT NO. 1
                                       To
                          SHAREHOLDER RIGHTS AGREEMENT

         This Amendment No. 1 (the "Amendment") to the Shareholder Rights Agreement dated January 27, 2000 (the "Agreement") by and between Duck Head Apparel Company, Inc., a Georgia corporation (the "Company"), and First Union National Bank as Rights Agent (the "Rights Agent"), is entered into by and between the Company and the Rights Agent as of November 29, 2000, to be effective as of such date. Capitalized terms used in this Amendment and not otherwise defined herein have the same meaning as ascribed to such terms in the Agreement.

         WHEREAS, Section 27 of the Agreement generally provides in part that, prior to the Distribution Date, the Company and the Rights Agent shall, if so directed by the Company, amend the Agreement without the approval of any holders of certificates representing the Company's Common Stock, provided that the Rights Agent must consent to any such amendment changing the rights and duties of the Rights Agent;

         WHEREAS, no Distribution Date has occurred, the Company has directed the Rights Agent to amend the Agreement as set forth below and the amendments set forth below do not change the rights and duties of the Rights Agent;

         NOW THEREFORE, in consideration for the mutual covenants contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and the Rights Agent hereby agree as follows:

     1. Change in Final  Expiration  Date:  Clause (i) of Paragraph  7(a) of the
        ---------------------------------
Agreement setting forth the definition of the term "Final Expiration Date" is hereby deleted and replaced in its entirety with the following:

          (i) the Close of Business on March 31, 2001 (the "Final Expiration Date"),

     2. No Other  Amendments.  Except as explicitly  provided in this Amendment,
        --------------------
the Agreement shall remain in full force and effect and unamended hereby. All references to the "Agreement" set forth in the Agreement shall mean the Agreement as amended by this Amendment.

     3.  Applicable  Law. This  Amendment  shall be deemed to be a contract made
         ----------------
under the laws of the State of Georgia and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and to be performed entirely within Georgia.

     4. Headings.  The headings  contained in this Amendment are for convenience
        ---------
of reference only and shall not be used in any way in interpreting this Amendment or any provisions hereof.

     5.  Counterparts.   This  Amendment  may  be  executed  in  any  number  of
         -------------
counterparts, each of which may bear one or more of he signatures of the parties hereto and each of which shall constitute an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested as of November 29, 2000.


ATTEST:                                          DUCK HEAD APPAREL COMPANY, INC.


By: /s/ K. Scott Grassmyer                       By: /s/ Robert D. Rockey, Jr.
    ---------------------------------                ---------------------------
      K. Scott Grassmyer                             Robert D. Rockey, Jr.
      Senior Vice President & Secretary              Chairman & Chief Executive
                                                     Officer


ATTEST:                                          FIRST UNION NATIONAL BANK


By: /s/ Johnnie H. Coble                         By: /s/ Patrick J. Edwards
    ---------------------------                  -------------------------------
Name:  Johnnie H. Coble                          Name:  Patrick J. Edwards
Title:  Corporate Trust Officer                         Title:  Vice President